UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2014

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain  Officers.

On September 29, 2014, Hibbett Sporting Goods, Inc. (the "Company"), a subsidiary of Hibbett Sports, Inc., appointed Jared Briskin as the Company's Senior Vice President and Chief Merchant, effective immediately. Since March 2010, Mr. Briskin had served as the Company's Vice President, Divisional Merchandise Manager, for the Footwear and Equipment Divisions.  Mr. Briskin joined the Company in 1998 and has held a variety of positions of increasing responsibility since that time.

Mr. Briskin will replace Rebecca A. Jones, the Company's Senior Vice President of Merchandising, Marketing and Logistics, whose employment with the Company ended effective September 29, 2014.

Item 7.01.  Regulation FD Disclosures.

A copy of the Company's press release relating to the appointment of Mr. Briskin and the departure of Ms. Jones is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.                   Description

99.1	Press Release dated September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer
October 1, 2014

Exhibit Index

Exhibit No.                  Description

99.1	Press Release dated September 29, 2014.